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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)   February 7, 1996
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                         Fisher Business Systems, Inc.
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             (Exact name of registrant as specified in its charter)


Georgia                                  0-16288                 58-1366235
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


900 Circle 75 Parkway, Suite 1700, Atlanta, Georgia                 30339
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code          (770) 951-6844
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                                 Not applicable
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         (Former name or former address, if changed since last report)

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ITEM 8.  CHANGE IN FISCAL YEAR.

     On February 7, 1996, the Board of Directors of the Company changed the fiscal year end of the Company from January 31 to December 31 effective December 31, 1996. The eleven month transition period from February 1, 1996 to December 31, 1996 will be reported on the Company's Transition Report on Form 10-K for the period ending December 31, 1996.





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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FISHER BUSINESS SYSTEMS, INC.



                                        By: /s/ Larry Fisher
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                                            Larry Fisher, President


Dated: February 15, 1996
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